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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in the Registration Statement on Form S-11 under the Securities Act of 1933, as amended, related to the registration of 13,800,000 Common Shares of Beneficial Interest by Hospitality Properties Trust.



                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP


Washington, D.C.
March 12, 1996